UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Boston, MA (Address of principal executive offices)		02210 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

In February 2011, the Compensation Committee of the Company’s Board of Directors approved payment of bonuses earned in 2010 by the Company’s Chief Executive Officer, Martin F. Roper, its Chairman, C. James Koch, and other named executive officers of the Company, except that the Committee was unable to determine if one performance bonus goal for Messrs. Roper and Koch had been achieved. At its meeting held on May 25, 2011, the Compensation Committee determined that this performance goal, which required that the weighted combined depletions and pricing growth of the Company was at least 4% better than craft volume growth in 2010, had not been achieved. Thus, no additional bonus was awarded to either Mr. Roper or Mr. Koch for 2010 performance and the 2010 compensation of Messrs. Roper and Koch is as reported in the Summary Compensation Table contained in the Company’s Proxy Statement dated April 14, 2011.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders on May 25, 2011 (the “Annual Meeting”), at which a quorum was present and acting throughout. The proposals submitted by the Board of Directors to a vote of stockholders, and the results of the voting on each proposal, are indicated below.

Items 1 and 2. The following Directors were elected for a term of one (1) year and until their successors are duly elected and qualified:

Class A Director Name	Shares Voted For	Shares Withheld

David A. Burwick	6,340,604	215,216
Pearson C. Cummin III	4,753,555	1,802,265
Jean-Michel Valette	4,829,162	1,726,658

Class B Director Name	Shares Voted For	Shares Withheld

C. James Koch	4,107,355	0
Charles J. Koch	4,107,355	0
Jay Margolis	4,107,355	0
Martin F. Roper	4,107,355	0
Gregg A. Tanner	4,107,355	0

There were no broker non-votes in connection with the election of Directors.

Item 3. The stockholders approved, on an advisory basis, the 2010 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders. The results of the advisory vote are set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
6,323,021	37,040	195,759	0

Item 4. The stockholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers. The results of the advisory vote on the frequency of future advisory votes on the compensation of named executive officers are set forth below:

Frequency	Shares Voted For
Annually	5,755,353
Every two years	27,266
Every three years	571,541
Abstention	201,660
Broker Non-Votes	0

No other matters came before the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: May 27, 2011	/s/ Martin F. Roper
Martin F. Roper Chief Executive Officer (Signature)*

*Print name and title of the signing officer under his signature.

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